UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011 (December 3, 2009)

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

Heron Tower, 70 East 55th Street
New York, NY  10022
(Address of principal executive offices)

(212) 843-1601
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In conjunction with our engagement of a new registered public accounting firm on August 23, 2010, our management reviewed the accounting policies adopted under financial accounting guidance and evaluated our related agreements.  Based on its review, our management determined that certain adjustments to our accounting methods regarding business combinations and investments in unconsolidated entities are necessary.  Accordingly, this Amendment is being filed to amend and restate the financial statements contained in Item 9.01(b) of our Form 8-K/A originally filed on February 18, 2010, which are affected by this change in accounting methods.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired Page
       Springhouse at Newport News

Independent Auditors’ Report	3
Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2009 (unaudited) and for the year ended December 31, 2008	4
Notes to the Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2009 (unaudited) and for the year ended December 31, 2008	5

(b)	Pro Forma Financial Information.

Bluerock Enhanced Multifamily Trust, Inc.

Summary of Unaudited Pro Forma Consolidated Financial Information	6
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009 (restated)	7
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009	8
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009 (restated)	9
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009	10
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2008 (restated)	11
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2008	12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Bluerock Enhanced Multifamily Trust, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of Springhouse at Newport News for the year ended December 31, 2008. This statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. Springhouse at Newport News is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Springhouse at Newport News’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Springhouse at Newport News’ revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2 of Springhouse at Newport News for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Freedman & Goldberg
Certified Public Accountants
Farmington Hills, MI
February 18, 2010

SPRINGHOUSE AT NEWPORT NEWS
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2009	For the Year Ended December 31, 2008
	(unaudited)
Revenues
Rental revenue	$2,996,223	$3,879,368
Tenant reimbursements and other income	277,537	361,773
Total revenues	3,273,760	4,241,141

Certain Operating Expenses
Property Operating Expenses	873,828	1,149,646
Property taxes and insurance	440,065	523,652
Management Fees	153,202	191,642
General and administrative	7,960	289,275
Total Certain operating expenses	1,475,055	2,154,215

Revenues in excess of certain operating expenses	$1,798,705	$2,086,926

See accompanying notes

SPRINGHOUSE AT NEWPORT NEWS
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2009 (unaudited) and the Year Ended December 31, 2008

1.           DESCRIPTION OF REAL ESTATE PROPERTY

On December 3, 2009, through a wholly owned subsidiary, Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) completed an investment in a joint venture along with Bluerock Special Opportunity + Income Fund (“BEMT Co-Investor”), an affiliate of the Company’s sponsor, and Hawthorne Springhouse, LLC (“Hawthorne”), an unaffiliated entity, to acquire a 432-unit garden-style multifamily community known as Springhouse at Newport News (the “Springhouse property”), located in Newport News, Virginia, from Newport-Oxford Associates Limited Partnership, an unaffiliated entity.

The Springhouse property is comprised of 432 units, featuring one- and two-bedroom layouts in 24, 2-story garden-style apartment buildings surrounding a centralized lake. The property contains approximately 314,572 rentable square feet and the average unit size is 728 square feet.   Newport News, VA is part of the Virginia Beach-Norfolk-Newport News, VA-NC MSA.  The community features include clubhouse, fitness center, swimming pool, tennis court, volleyball court, picnic area and private lake with gazebo.

The aggregate purchase price for the Springhouse property was approximately $29.25 million, plus closing costs.

2.           BASIS OF PRESENTATION

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summaries include the historical revenue and certain operating expenses of the Springhouse property, exclusive of interest income, asset management fees, interest expenses and depreciation and amortization, which may not be comparable to the proposed future operations of the Springhouse property.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2009, included in this report, are unaudited.  In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consist of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

3.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Springhouse property operations consist of rental income earned from its tenants under lease agreements with terms of one year or less.  Rental income is recognized when earned.  This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  Actual results could differ from those estimates.

4.           SUBSEQUENT EVENTS

We have evaluated subsequent events for recognition or disclosure through the date the financial statements were issued.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Summary of Unaudited Pro Forma Consolidated Financial Information

The following pro forma information should be read in conjunction with the consolidated balance sheet of Bluerock Enhanced Multifamily Trust, Inc. (“the Company”) as of September 30, 2009, which has been filed with the SEC in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2009.  In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses and the notes thereto of Springhouse at Newport News (the “Springhouse property”).

The following unaudited pro forma consolidated balance sheet as of September 30, 2009 has been prepared as if we had acquired the 37.5% indirect interest in the Springhouse property on September 30, 2009 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period.

The following unaudited pro forma statements of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009 have been prepared as if we had acquired the 37.5% indirect interest in the Springhouse property on January 1, 2008.

The pro forma unaudited consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.  In addition, the pro forma balance sheet includes pro forma allocation of the purchase price based upon preliminary estimates of the fair value of the assets acquired.  These allocations may be adjusted in the future upon finalization of these preliminary estimates.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
PROFORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2009
		Pro Forma Adjustments
	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	Springhouse at Newport News		Pro Forma Total
Assets
Investments in unconsolidated real estate joint venture	$-	$2,518,692	(b)	$2,518,692
Cash and cash equivalents	201,001			201,001
Deferred financing, net		43,875	(b)	43,875
Total assets	$201,001	$2,562,567		$2,763,568

Liabilities and shareholders' equity
Notes payable	$-	$2,754,520	(b)	$2,754,520
				-
Total liabilities	-	2,754,520		2,754,520

Shareholders' equity
Preferred stock, $0.01 par value, 250,000,000 shares
authorized; none issued and outstanding				-
Common stock, $0.01 par value, 749,999,000 shares
authorized; 22,200 shares issued and outstanding	222			222
Nonvoting convertible stock, $0.01 par value per share;
1,000 shares authorized, none issued and outstanding				-
Additional paid-in-capital	200,779			200,779
Deferred offering costs				-
Cumulative distributions and net loss		(191,953	)(b)	(191,953)
Total shareholder' equity	201,001	(191,953)		9,048
Total liabilities and shareholders' equity	$201,001	$2,562,567		$2,763,568

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2009

(a)	Reflects the historical balance sheet of the Company as reported in the quarterly report on Form 10-Q as of September 30, 2009.
(b)	Represents the acquisition of a 37.5% indirect interest in the Springhouse property.

Property	Managing Member LLC interest	Joint Venture interest	Indirect Equity Interest in Property
Springhouse	50.00%	75%	37.5.%

We analyzed our interest in the managing member LLC to determine (a) if the LLC is a variable interest entity (a "VIE"), and (b) if so, if we are the primary beneficiary.  For Springhouse our contribution into the managing member LLC was funded through a loan from an affiliate who is another investor in the managing member LLC, thus our equity investment is not at risk. Since unanimous approval is required by all members to direct the activities that most significantly impact the managing member LLC’s economic performance, the holder of the equity investment at risk lacks that power and thus we concluded that the managing member LLC entity is a VIE.  We are not the primary beneficiary because we do not have the power to direct the activities that most significantly impact the economic performance of the managing member LLC and would not be considered to be the investor that is most closely associated with the entity among the related party investors.  As a result, our investments are reflected as investments in unconsolidated joint ventures under the equity method of accounting.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (RESTATED)
For the Nine Months Ended September 30, 2009

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	Springhouse at Newport News		Pro Forma Total

Certain operating expenses
Asset management fees to affiliates	$-	$82,266	(d)	$82,266
				-
Total expenses	-	82,266		82,266

Other operating activities
Equity in loss of unconsolidated joint venture	-	324,992	(c)	324,992

Operating loss		(407,257)		(407,257)

Other expense
Interest expense	-	3,291	(e)	147,903
		144,612	(f)
Net loss		$(555,160)		$(555,160)

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2009

(c)	Represents the pro-forma equity in loss for the nine months ended September 30, 2009.
(d)
Represents the pro-forma asset management fees due to affiliates for the nine months ended September 30, 2009.  With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.  The asset management fee will not be payable until stockholders have received distributions in an amount equal to at least a 6% per annum, cumulative non-compounded return on invested capital, at which time all amounts become due and payable.

(e)	Represents accumulated amortization of the financing fee for the nine months ended September 30, 2009.
(f)
Represents interest expense for the nine months ended September 30, 2009 on the $2.8 million loan made to us by an affiliate of the advisor used for the acquisition of the Springhouse property.  The loan has a six-month initial term, that has subsequently been extended, and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (RESTATED)
For the Year Ended December 31, 2008

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	Springhouse at Newport News		Pro Forma Total

Certain operating expenses
Asset management fees to affiliates	$-	$109,688	(d)	$109,688
Acquisition costs to affiliates	-	191,953	(b)	191,953
				-
Total expenses	-	301,641		301,641

Other operating activities
Equity in loss of unconsolidated joint venture	-	433,322	(c)	433,322

Operating loss		(734,963)		(734,963)

Other expense
Interest expense	-	4,388	(e)	197,204
		192,816	(f)
Net loss		$(932,167)		$(932,167)

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2008

(b)	Represents the acquisition fee paid to the advisor. We pay the advisor an acquisition fee equal to 1.75% of the cost of investments acquired.
(c)	Represents the pro-forma equity in loss for the year ended December 31, 2008.
(d)
Represents the pro-forma asset management fees due to affiliates for the year ended December 31, 2008.  With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.  The asset management fee will not be payable until stockholders have received distributions in an amount equal to at least a 6% per annum, cumulative non-compounded return on invested capital, at which time all amounts become due and payable.

(e)	Represents accumulated amortization of the financing fee for the year ended December 31, 2008.
(f)
Represents interest expense for the year ended December 31, 2008 on the $2.8 million loan made to us by an affiliate of the advisor used for the acquisition of the Springhouse property.  The loan has a six-month initial term, that has subsequently been extended, and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: January 19, 2011                                                                         /s/ R. Ramin Kamfar
 Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)